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                                                                    Exhibit 99.1

                     [Letterhead of Firel & Mandaco S.A.]
                Report of the auditors to the General Meeting of

                                IMPRA MEDICA S.A.

                             Croix-de-Rozon (Geneva)

                                                                 July 25th, 1996





As auditors of your Company we have audited the books of account and the financial statements presented by the Board of Directors for the year ended June 30, 1996 in accordance with the provisions of the law. Our audit was conducted in accordance with accepted auditing standards promulgated by the profession. We confirm that we comply with the legal requirements concerning professional qualification and independence.

Based on our examination we conclude that the books of account, the financial statements and the proposed carry forward of the retained earnings of Sfr. 2'428'829.06 unto new account are in accordance with the law and the articles of incorporation.

We recommend that the financial statements submitted to you be approved.


                                     FIREL & MANDACO S.A.

                        /s/ Raymond A. Felix          /s/ Ivan Sierro
                            Raymond A. Felix              Ivan Sierro
                            General manager               Auditor in charge

Exhibits:

-     Balance sheet
-     Profit and loss account
-     Sales expenses
-     Administrative expenses
-     Other income/expenses
-     Notes to the financial statements
-     Notes

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                       [Letterhead of Firel & Mandaco S.A.]
                  Report of the auditors to the General Meeting of

                                IMPRA MEDICA S.A.

                             Croix-de-Rozon (Geneva)

                                                             July 28th, 1995




As auditors of your Company we have audited the books of account and the financial statements presented by the Board of Directors for the year ended June 30, 1995 in accordance with the provisions of the law. Our audit was conducted in accordance with accepted auditing standards promulgated by the profession. We confirm that we comply with the legal requirements concerning professional qualification and independence.

Based on our examination we conclude that the books of account, the financial statements and the proposed carry forward of the retained earnings of Sfr. 1'855'950.61 unto new account are in accordance with the law and the articles of incorporation.

We recommend that the financial statements submitted to you be approved.


                                     FIREL & MANDACO S.A.

                        /s/ Raymond A. Felix          /s/ Ivan Sierro
                            Raymond A. Felix              Ivan Sierro
                            General manager               Auditor in charge

Exhibits:

-     Balance sheet
-     Profit and loss account
-     Sales expenses
-     Administrative expenses
-     Other income/expenses
-     Notes to the financial statements
-     Notes

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